UNITED STATES SECURITIES AND

EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 21, 2008

MAVERICK MINERALS CORPORATION

(Exact name of registrant as specified in its charter)

Nevada

(State or other jurisdiction of incorporation)

000-25515

(Commission File Number)

88-0410480

(IRS Employer Identification No.)

2501 Lansdowne Avenue, Saskatoon, Saskatchewan S7J 1H3

(Address of principal executive offices and Zip Code)

306.343.5799

Registrant's telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement

On November 21, 2008, Pride of Aspen LLC executed a Deed of Release pursuant to which Pride of Aspen LLC has released Maverick Minerals Corporation from any obligation to repay the sum of $311,400 (including all interest and other charges) owed to Pride of Aspen LLC.

The Deed of Release is attached as an exhibit to the current report on Form 8-K.

2

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits
10.1	Deed of Release dated November 21, 2008 with Pride of Aspen LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MAVERICK MINERALS CORPORATION

By: /s/ Robert Kinloch

Robert Kinloch
President, Chief Executive Officer,
Chief Financial Officer and director
Dated: December 2, 2008

CW2265576.1